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                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K for the period ending December 31, 2002, of El Paso Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert G. Phillips, Chairman of the Board and Chief Executive Officer, certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Robert G. Phillips
                                    -----------------------------------------
                                    Robert G. Phillips
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    (Principal Executive Officer)
                                    El Paso Energy Partners Company, general
                                    partner of El Paso Energy Partners, L. P.

                                    March 27, 2003